UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 9, 2014

Commission File Number:  000-50768

ACADIA Pharmaceuticals Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
061376651
(IRS Employer Identification No.)

11085 Torreyana Road #100, San Diego, California 92121
(Address of principal executive offices)

858-558-2871
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced in January 2014, Thomas H. Aasen, Executive Vice President, Chief Financial Officer and Chief Business Officer of ACADIA Pharmaceuticals Inc. ("ACADIA" or the "Company"), informed the Company that he would be retiring due to health and family-related considerations. On April 9, 2014, Mr. Aasen informed the Company that his last day will be April 18, 2014. ACADIA has an ongoing search for Mr. Aasen's replacement as Chief Financial Officer.

In connection with Mr. Aasen's retirement, on April 11, 2014, the Company's Board of Directors appointed Uli Hacksell, Ph.D., the Company's President and Chief Executive Officer, as the Company's principal financial officer and principal accounting officer, effective as of Mr. Aasen's retirement. Dr. Hacksell's biographical and compensation information is available in the Company's prior filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, filed February 27, 2014, its Definitive Proxy Statement, filed April 25, 2013, and its Current Report on Form 8-K, filed March 11, 2014.

Forward-Looking Statements
Certain statements in this report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements relating to Mr. Aasen's departure and the timing and process for the transition of ACADIA's Chief Financial Officer position. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those stated in any such statements due to various factors, some of which are discussed in ACADIA's annual report on Form 10-K for the year ended December 31, 2013 as well as other subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are qualified in their entirety by this cautionary statement and ACADIA undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date:   April 11, 2014
By:	/s/ Glenn F. Baity

Name: Glenn F. Baity
Title: Vice President and General Counsel